UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV (as company under a Pooling and Servicing Agreement, dated as of July 1, 1998, providing for, inter alia, the issuance of PaineWebber Mortgage Acceptance Corp. IV Mortgage Pass-Through Certificates, Series 1998-1)

               PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
             (Exact name of registrant as specified in its charter)


       Delaware                    333-15685-01              06-1204982
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

1285 Avenue of the Americas
New York, New York                                             10019
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)713-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's PaineWebber Mortgage Acceptance Corp. IV Mortgage Pass-Through Certificates, Series 1998-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 1998 among PaineWebber Mortgage
Acceptance Corp. IV, as depositor, Provident Funding Accociates, L.P., as originator, Provident Funding Associates, L.P., as servicer, and The Chase Manhattan Bank, as trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 3, 2003            By:    /s/  Diane E. Wallace
                                        ---------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December  26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



              PaineWebber Mortgage Acceptance Corp. IV Mortgage Pass-Through Certificates, Series 1998-1
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       168,680,000.00             0.00           0.00           0.00           0.00       0.00       0.00                0.00
A2        16,360,500.00     3,456,765.96   3,456,765.96      18,724.15   3,475,490.11       0.00       0.00                0.00
A3         5,330,000.00             0.00           0.00           0.00           0.00       0.00       0.00                0.00
A4        11,030,500.00     3,456,765.96   3,456,765.96      20,164.47   3,476,930.43       0.00       0.00                0.00
A5         9,750,000.00     9,750,000.00   1,716,405.35      17,712.50   1,734,117.85       0.00       0.00        8,033,594.65
A6         3,250,000.00     3,250,000.00     572,135.12      55,412.50     627,547.62       0.00       0.00        2,677,864.88
A7        19,852,941.00    19,852,941.00           0.00      35,238.97      35,238.97       0.00       0.00       19,852,941.00
A8         5,147,059.00     5,147,059.00           0.00     105,386.00     105,386.00       0.00       0.00        5,147,059.00
PO           213,572.38        90,080.48      11,252.46           0.00      11,252.46       0.00       0.00           78,828.02
AR               100.00             0.00           0.00           0.00           0.00       0.00       0.00                0.00
M          4,629,500.00     4,401,709.20       5,425.76      24,759.61      30,185.37       0.00       0.00        4,396,283.44
B1         2,377,000.00     2,260,041.62       2,785.84      12,712.73      15,498.57       0.00       0.00        2,257,255.78
B2         1,376,000.00     1,308,295.00       1,612.67       7,359.16       8,971.83       0.00       0.00        1,306,682.33
B3           751,000.00       714,047.65         880.17       4,016.52       4,896.69       0.00       0.00          713,167.48
B4           751,000.00       714,047.65         880.17       4,016.52       4,896.69       0.00       0.00          713,167.48
B5           751,363.93       714,394.15         880.60       4,018.47       4,899.07       0.00       0.00          713,513.55
TOTALS   250,250,536.31    55,116,147.67   9,225,790.06     309,521.60   9,535,311.66       0.00       0.00       45,890,357.61

AX       229,442,969.52    44,313,772.93           0.00      13,204.32      13,204.32       0.00       0.00       36,834,329.12
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     69573CAT2        0.00000000     0.00000000     0.00000000        0.00000000            0.00000000     A1      6.750000 %
A2     69573CAU9      211.28730540   211.28730540     1.14447297      212.43177837            0.00000000     A2      6.500000 %
A3     69573CAV7        0.00000000     0.00000000     0.00000000        0.00000000            0.00000000     A3      7.000000 %
A4     69573CAW5      313.38252663   313.38252663     1.82806491      315.21059154            0.00000000     A4      7.000000 %
A5     69573CAX3    1,000.00000000   176.04157436     1.81666667      177.85824103          823.95842564     A5      2.180000 %
A6     69573CAY1    1,000.00000000   176.04157538    17.05000000      193.09157538          823.95842462     A6     20.460000 %
A7     69573CAZ8    1,000.00000000     0.00000000     1.77499999        1.77499999        1,000.00000000     A7      2.130000 %
A8     69573CBA2    1,000.00000000     0.00000000    20.47499358       20.47499358        1,000.00000000     A8     24.569993 %
PO     69573CBC8      421.77963274    52.68686897     0.00000000       52.68686897          369.09276377     PO      0.000000 %
AR                      0.00000000     0.00000000     0.00000000        0.00000000            0.00000000     AR      6.750000 %
M      69573CBE4      950.79580948     1.17199698     5.34822551        6.52022249          949.62381251     M       6.750000 %
B1     69573CBF1      950.79580143     1.17199832     5.34822465        6.52022297          949.62380311     B1      6.750000 %
B2     69573CBG9      950.79578488     1.17199855     5.34822674        6.52022529          949.62378634     B2      6.750000 %
B3     69573CBH7      950.79580559     1.17199734     5.34822903        6.52022636          949.62380826     B3      6.750000 %
B4     69573CBJ3      950.79580559     1.17199734     5.34822903        6.52022636          949.62380826     B4      6.750000 %
B5     69573CBK0      950.79644028     1.17200196     5.34823384        6.52023581          949.62443832     B5      6.750000 %
TOTALS                220.24387433    36.86621494     1.23684690       38.10306184          183.37765939

AX     69573CBB0      193.13632936     0.00000000     0.05754946        0.05754946          160.53805962     AX      0.357568 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Gouri S Mukherjee
                JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                        Tel: (212)623-4481 Fax: (212) 623-5858
                      Email: gouri.s.mukherjee@jpmchase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                       Total Funds                                                                                    9,549,090.14
Sec. 4.04 (a)(i)       Aggregate Principal Prepayment Amount                                                          9,157,838.07
                       Aggregate Liquidation Proceeds Amount                                                                  0.00

Sec. 4.06(ii)          Unpaid Interest Shortfalls for A1                                                                      0.00
                       A2                                                                                                     0.00
                       A3                                                                                                     0.00
                       A4                                                                                                     0.00
                       A5                                                                                                     0.00
                       A6                                                                                                     0.00
                       A7                                                                                                     0.00
                       A8                                                                                                     0.00
                       AR                                                                                                     0.00
                       AX                                                                                                     0.00
                       M                                                                                                      0.00
                       B1                                                                                                     0.00
                       B2                                                                                                     0.00
                       B3                                                                                                     0.00
                       B4                                                                                                     0.00
                       B5                                                                                                     0.00
#printspace
                       Shortfalls Paid for A1                                                                                 0.00
                       A2                                                                                                     0.00
                       A3                                                                                                     0.00
                       A4                                                                                                     0.00
                       A5                                                                                                     0.00
                       A6                                                                                                     0.00
                       A7                                                                                                     0.00
                       A8                                                                                                     0.00
                       AR                                                                                                     0.00
                       AX                                                                                                     0.00
                       M                                                                                                      0.00
                       B1                                                                                                     0.00
                       B2                                                                                                     0.00
                       B3                                                                                                     0.00
                       B4                                                                                                     0.00
                       B5                                                                                                     0.00

Sec. 4.06(v)           Beginning Pool Stated Principal Balance                                                       55,116,147.24
                       Ending Pool Stated Principal Balance                                                          45,890,357.19

Sec. 4.06(vi)          Senior Percentage for the following distribution date                                              77.953 %
                       Subordinate Percentage for the following distribution date                                         22.047 %

Sec. 4.06(vii)         Master Servicing Fees                                                                             11,482.53
                       Trustee Fees                                                                                         574.13

Sec. 4.06(ix)          Current Advance                                                                                   54,333.53
                       Aggregate Advances Outstanding                                                                    54,333.53

Sec. 4.06(x)           Number and Aggregate Principal Balance of Delinquent Mortgage Loans

                             Group 1
                             PERIOD            NUMBER          PRINCIPAL        PERCENTAGE
                                                                BALANCE
                             ---------------------------------------------------------------
                              0-30 days         24           7,178,600.36       15.64 %
                              31-60 days         0                   0.00       0.00 %
                              61-90 days         0                   0.00       0.00 %
                              91+days            0                   0.00       0.00 %
                              Total             24           7,178,600.36       15.64 %
                             ---------------------------------------------------------------

                        Loans in Foreclosure

                             Group 1
                              NUMBER              PRINCIPAL BALANCE             PERCENTAGE
                             ---------------------------------------------------------------
                                1                  277,400.28                   0.60 %
                             ---------------------------------------------------------------

                       Total Number and Principal Balances of the REO Properties

                             Group Totals

                              NUMBER              PRINCIPAL BALANCE             PERCENTAGE
                             ---------------------------------------------------------------
                                 0                      0.00                    0.00 %
                             ---------------------------------------------------------------

Sec. 4.06(xiii)        Senior Prepayment Percentage                                                                       100.00 %

Sec. 4.06(xiv)         Current Amount of Realized Losses                                                                     0.00

Sec. 4.06(xv)          Special Hazard Loss Coverage Amount                                                            1,737,797.96
                       Fraud Loss Coverage Amount                                                                       905,483.08
                       Bankruptcy Loss Coverage Amount                                                                  100,000.00

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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